UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): December 2, 2022

000-15701
(Commission file number)

NATURAL ALTERNATIVES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	84-1007839
(State of incorporation)	(IRS Employer Identification No.)

1535 Faraday Avenue Carlsbad, California 92008	(760) 736-7700
(Address of principal executive offices)	(Registrant’s telephone number)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	NAII	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Our Annual Meeting of Stockholders was held on December 2, 2022. The following table sets forth the matters voted upon at the meeting and the results of the voting on each matter voted upon:

Matter Voted Upon	Votes For	Withheld	Votes Against	Abstentions	Broker Non-Votes
Election of one Class II director to serve until the next annual meeting of stockholders held to elect Class II directors and until such director’s successor is elected and qualified:

Alan G Dunn	3,040,433	210,045	—	—	1,315,687

Ratification of the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023	4,555,840	—	8,207	2,128	—

To approve, on an advisory, non-binding basis, the compensation of the Company's named executive officers	3,035,687	—	120,515	94,286	1,315,687

An advisory, non-binding vote regarding the frequency of voting by the stockholders on the executive compensation of the Company's executive officers				28,767	1,315,687
One year	1,329,245	—	—
Two years	10,310	—	—
Three years	1,882,166	—	—

The election of the one named director, the Ratification of Haskell & White, the compensation of the named executive officers, and the three year frequency of non-binding votes on executive compensation were each approved by the stockholders at the annual meeting.

ITEM 8.01 OTHER EVENTS.

Under our Stock Repurchase Program we may, from time to time, purchase shares of our common stock, depending upon market conditions, in the open market or privately negotiated transactions. The Program is limited to amounts previously approved by the Board of Directors. On December 2, 2022, our Board of Directors authorized an increase in the authorized amount the Company can use to purchase its common shares pursuant to our Stock Repurchase Program by an additional $1 million.

On December 5, 2022, Natural Alternatives International, Inc., a Delaware corporation (“NAI”), issued a press release announcing its Board of Directors has authorized the repurchase of up to an additional $1 million of its common shares. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release of NAI issued on December 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc.

Date: December 5, 2022	By:	/s/ Michael E. Fortin
Michael E. Fortin
Chief Financial Officer